Rate And Regulatory Matters	12 Months Ended
Dec. 31, 2012
Public Utilities, General Disclosures [Abstract]
RATE AND REGULATORY MATTERS
RATE AND REGULATORY MATTERS
Below is a summary of significant regulatory proceedings and related lawsuits. We are unable to predict the ultimate outcome of these matters, the timing of the final decisions of the various agencies and courts, or the impact on our results of operations, financial position, or liquidity.
Missouri
2009, 2010, and 2011 Electric Rate Orders
Noranda, Ameren Missouri's largest electric customer, and the MoOPC appealed certain aspects of the MoPSC's January 2009 electric rate order to the Stoddard County Circuit Court. In September 2009, the Stoddard County Circuit Court issued a stay of the electric order as it applied specifically to Noranda's electric service account, which allowed Noranda to pay a portion of its monthly billings into the Stoddard County Circuit Court's registry until the court ultimately rendered a decision on the appeal. In August 2010, the Stoddard County Circuit Court issued a judgment that reversed part of the MoPSC's January 2009 electric rate order. However, upon issuance, the Stoddard County Circuit Court suspended its own judgment. Ameren Missouri appealed the Stoddard County Circuit Court's judgment and, in November 2011, the Missouri Court of Appeals issued a ruling that upheld the MoPSC's January 2009 electric rate order. In March 2012, the Stoddard County Circuit Court released to Ameren Missouri all of the funds held in its registry relating to the stay, which totaled $21 million, reducing the previously recorded trade accounts receivable.
In May 2010, the MoPSC issued an order approving an increase for Ameren Missouri in annual revenues for electric service of $230 million. The MIEC, MoOPC, and four industrial customers appealed certain aspects of the MoPSC's May 2010 electric rate order to the Cole County Circuit Court. In December 2010, the Cole County Circuit Court issued a stay of the electric order as it applied specifically to four industrial customers' electric service accounts, which allowed them to pay a portion of their monthly billings into the Cole County Circuit Court's registry until the court ultimately rendered a decision on the appeal. In May 2012, the Cole County Circuit Court issued a ruling that upheld the MoPSC's May 2010 electric rate order and released to Ameren Missouri all of the funds held in its registry relating to the stay, which totaled $16 million, reducing the previously recorded trade accounts receivable.
In July 2011, the MoPSC issued an order approving an increase for Ameren Missouri in annual revenues for electric service of $173 million, including $52 million related to an increase in normalized net fuel costs above the net fuel costs included in base rates previously authorized by the MoPSC in its May 2010 electric rate order. The MoPSC's July 2011 electric rate order disallowed the recovery of all costs of enhancements, or costs that would have been incurred absent the breach, related to the rebuilding of the Taum Sauk energy center in excess of amounts recovered from property insurance. As a result, Ameren recorded in 2011 a pretax charge to earnings of $89 million. Ameren recorded the charge to “Impairment and other charges.” See Note 17 - Impairment and Other Charges for additional information. In July 2012, the Missouri Court of Appeals upheld the MoPSC's July 2011 electric rate order. Ameren Missouri did not seek further appeal of the MoPSC order.
2012 Electric Rate Order
In December 2012, the MoPSC issued an order approving an increase for Ameren Missouri in annual revenues for electric service of $260 million, including $84 million related to an anticipated increase in normalized net fuel costs above the net fuel costs included in base rates previously authorized by the MoPSC in its July 2011 electric rate order. The annual increase request also includes $80 million for recovery of the costs associated with energy efficiency programs under the MEEIA, which are discussed below. The remaining annual increase of $96 million approved by the MoPSC was for energy infrastructure investments and other nonfuel costs, including $10 million for increased pension and other post-employment benefit costs and $6 million for increased amortization of regulatory assets. The revenue increase was based on a 9.8% return on equity, a capital structure composed of 52.3% common equity, and a rate base of $6.8 billion.
The MoPSC approved Ameren Missouri's continued use of its FAC, with no change to its 95% sharing percentage, but with a modification relating to transmission revenues. Transmission revenues previously included in base rates will be included in the FAC prospectively. This change resulted in the portion of the rate increase attributed to net fuel costs being reduced, and the portion attributed to other nonfuel costs being increased, by $33 million as compared to base rates authorized in the MoPSC's July 2011 electric rate order. This change in regulatory treatment will have no immediate impact on earnings. Transmission charges that had previously been included in the FAC remain in the FAC. Further, the order clarified that changes in costs for activated carbon, limestone and urea are included in the FAC. The MoPSC order approved the continued use of Ameren Missouri's vegetation management and infrastructure inspection cost tracker, pension and postretirement benefit cost tracker, renewable energy standards cost tracker, and the uncertain tax positions tracker.
The order also established a storm restoration cost tracking mechanism to facilitate the recovery in future rate cases of storm costs that vary from those included in rates and allowed retention of the refund received in June 2012 from Entergy related to a power purchase agreement that existed prior to the implementation of the FAC. See below under Federal for additional information about this refund, which remains subject to appeal, and Ameren Missouri's power purchase agreement with Entergy. However, the MoPSC did not approve Ameren Missouri's request for plant-in-service accounting treatment for assets placed in service between rate cases or recovery of its 2011 severance costs.
Rate changes consistent with the order became effective on January 2, 2013. In January 2013, Ameren Missouri appealed the amount of property taxes included in the 2012 electric rate order to the Missouri Court of Appeals, Western District. In February 2013, the MoOPC, the MIEC and others filed separate appeals to the Missouri Court of Appeals, Western District, relating to the 2012 electric rate order's treatment of transmission costs in the FAC and other items. A decision is expected by the Missouri Court of Appeals, Western District, in 2013. Ameren Missouri cannot predict the ultimate outcome of its appeal.
MEEIA Order
The MEEIA established a regulatory framework that, among other things, allows electric utilities to recover costs related to MoPSC-approved energy efficiency programs. The law requires the MoPSC to ensure that a utility's financial incentives are aligned to help customers use energy more efficiently, to provide timely cost recovery, and to provide earnings opportunities associated with cost-effective energy efficiency programs. Missouri does not have a law mandating energy efficiency standards.
The MoPSC's December 2012 electric rate order approved Ameren Missouri's implementation of MEEIA megawatthour savings targets, energy efficiency programs, and associated cost recovery mechanisms and incentive awards. Beginning in 2013, Ameren Missouri will invest approximately $147 million over the next three years for energy efficiency programs. The order allows for Ameren Missouri to collect its program costs and 90% of its projected lost revenue from customers over the same three years starting on January 2, 2013. The remaining 10% of projected lost revenue is expected to be recovered as part of future rate proceedings.
Additionally, the order provides for an incentive award that would allow Ameren Missouri to earn additional revenues based on achievement of certain energy efficiency goals, including approximately $19 million if 100% of its energy efficiency goals are achieved during the three-year period, with the potential to earn more if Ameren Missouri's energy savings exceed those goals. Ameren Missouri must achieve at least 70% of its energy efficiency goals before it earns any incentive award. The recovery of the incentive award from customers, if the energy efficiency goals are achieved, would begin after the three-year energy efficiency plan is complete and upon the effective date of an electric service rate order or potentially with the future adoption of a rider mechanism.
FAC Prudence Review
Missouri law requires the MoPSC to perform prudence reviews of Ameren Missouri's FAC at least every 18 months. In April 2011, the MoPSC issued an order with respect to its review of Ameren Missouri's FAC for the period from March 1, 2009, to September 30, 2009. In this order, the MoPSC ruled that Ameren Missouri should have included in the FAC calculation all revenues and costs associated with certain long-term partial requirements sales that were made by Ameren Missouri because of the loss of Noranda's load caused by a severe ice storm in January 2009. As a result of the order, Ameren recorded a pretax charge to earnings of $18 million, including $1 million for interest, in 2011 for its obligation to refund to Ameren Missouri's electric customers the earnings associated with these sales previously recognized by Ameren during the period from March 1, 2009, to September 30, 2009.
Ameren Missouri disagrees with the MoPSC order's classification of these sales and believes that the terms of its FAC tariff did not provide for the inclusion of these sales in the FAC calculation. In May 2012, upon appeal by Ameren Missouri, the Cole County Circuit Court reversed the MoPSC's April 2011 order. In June 2012, the MoPSC filed an appeal of the Cole County Circuit Court's ruling to the Missouri Court of Appeals, Western District. Ameren Missouri has not recorded additional revenues as a result of the Cole County Circuit Court's May 2012 ruling, as the MoPSC's appeal to the Missouri Court of Appeals is ongoing. A decision is expected to be issued in 2013.
In February 2012, the MoPSC staff issued its FAC review report for the period from October 1, 2009, to May 31, 2011. In its report, the MoPSC staff asked the MoPSC to direct Ameren Missouri to refund to customers the pretax earnings associated with the same long-term partial requirements sales contracts subsequent to September 30, 2009. The MoPSC staff calculated these pretax earnings to be $26 million. Missouri law does not impose a specific deadline by which the MoPSC must complete its prudence reviews. If Ameren Missouri were to determine that these sales were probable of refund to Ameren Missouri's electric customers, a charge to earnings would be recorded for the refund in the period in which that determination was made. Ameren Missouri does not currently believe these amounts are probable of refund to customers.
Separately, in July 2011, Ameren Missouri filed a request with the MoPSC for an accounting authority order that would allow Ameren Missouri to defer, as a regulatory asset, fixed costs totaling $36 million that were not recovered from Noranda as a result of the loss of load caused by the severe 2009 ice storm for potential recovery in a future electric rate case. We cannot predict the ultimate outcome of these regulatory or judicial proceedings. If the courts ultimately rule in favor of Ameren Missouri's position regarding the classification of the long-term partial requirements sales, Ameren Missouri would not seek to recover from customers the sum that would be covered by the accounting authority order, if it is granted.
Regional Transmission Organization
Ameren Missouri is a transmission-owning member of MISO. In April 2012, the MoPSC authorized Ameren Missouri's continued conditional MISO participation through May 2016, including the condition that Ameren Missouri later file a further study with the MoPSC that evaluates the costs and benefits of Ameren Missouri's continued participation in MISO, as it has periodically done since its MISO participation began in 2003. The next cost benefit study is required to be filed with the MoPSC in November 2015.
Illinois
IEIMA
Ameren Illinois' initial filing to participate in the performance based formula ratemaking process under the IEIMA was based on 2010 recoverable costs and expected net plant additions for 2011 and 2012. In September 2012, the ICC issued an order approving an Ameren Illinois electric delivery service revenue requirement of $779 million, which was a $55 million decrease from the electric delivery service revenue requirement allowed in the pre-IEIMA 2010 electric delivery service rate order. The rates became effective on October 19, 2012, and were effective through the end of 2012. In October 2012, Ameren Illinois filed an appeal of the ICC's initial filing order to the Appellate Court of the Fourth District of Illinois. A decision by the appellate court is expected in 2013. Ameren Illinois believes that the ICC has incorrectly implemented the IEIMA by using an average rate base as opposed to a year-end rate base in setting rates, through its treatment of accumulated deferred income taxes, and through the method it used for calculating the equity portion of Ameren Illinois' capital structure and the method for calculating interest on the revenue requirement reconciliation and return on equity collar. The ICC's September 2012 order jeopardizes Ameren Illinois' ongoing ability to implement infrastructure improvements to the extent and on the timetable envisioned in the IEIMA. Until the uncertainty surrounding how the Illinois law will ultimately be implemented is removed, Ameren Illinois is slowing IEIMA capital spending with a corresponding negative effect on the job creation that the legislature sought to effectuate with the law. Although Ameren Illinois intends to meet its IEIMA capital spending requirements, it is proceeding on a slower investment schedule than previously contemplated.
In April 2012, Ameren Illinois submitted to the ICC an update filing under IEIMA based on 2011 recoverable costs and expected net plant additions for 2012. In December 2012, the ICC issued an order approving an Ameren Illinois electric delivery service revenue requirement of $764 million, which is a $15 million decrease in the revenue requirement allowed in the ICC initial filing order. The rates became effective on January 1, 2013, and will be effective through the end of 2013. In January 2013, Ameren Illinois filed an appeal of the ICC's update filing order to the Appellate Court of the Fourth District of Illinois. A decision by the appellate court is expected in 2013.
Ameren Illinois will submit to the ICC, during the second quarter of 2013, an update filing based on 2012 recoverable costs and expected net plant additions for 2013, which will determine rates that are effective during 2014.
Ameren Illinois' 2012 electric delivery service revenues were based on its 2012 actual recoverable costs, rate base, and return on common equity as calculated under the IEIMA's performance-based formula ratemaking framework. The 2012 revenue requirement under the IEIMA's formula ratemaking framework was lower than the revenue requirement included in both the ICC's 2010 electric rate order and the ICC's September 2012 order related to Ameren Illinois' initial IEIMA filing. As a result, Ameren recorded a $55 million regulatory liability with a corresponding decrease in electric revenues to represent its estimate of the probable decrease in electric delivery service revenues expected to be approved by the ICC in December 2013 to provide Ameren Illinois recovery of all prudently and reasonably incurred costs and an earned rate of return on common equity for 2012. Any decrease in electric delivery service revenues approved by the ICC in December 2013 will be refunded to customers during 2014 with interest pursuant to the provisions of the IEIMA.
In December 2012, the ICC approved Ameren Illinois' advanced metering infrastructure deployment plan, which outlines how Ameren Illinois will comply with the IEIMA requirement to spend $360 million on smart grid assets over ten years on a cost-beneficial basis to its electric customers. The plan targets the second quarter of 2014 to begin installation of smart meters.
2013 Natural Gas Delivery Service Rate Case
On January 25, 2013, Ameren Illinois filed a request with the ICC to increase its annual revenues for natural gas delivery service by $50 million. The request was based on a 10.4% return on equity, a capital structure composed of 51.8% common equity, and a rate base of $1.1 billion. In an attempt to reduce regulatory lag, Ameren Illinois is using a future test year of 2014 in this proceeding.
Also in its filing, Ameren Illinois is requesting an increase in the percentage of costs to be recovered through a fixed non-volumetric customer charge from 80% to 85% for all residential customers and most commercial customers.
A decision by the ICC in this proceeding is required by December 2013. Ameren Illinois cannot predict the level of any delivery service rate changes the ICC may approve, when any rate changes may go into effect, or whether any rate changes that may eventually be approved will be sufficient to enable Ameren Illinois to recover its costs and earn a reasonable return on its investments when the rate changes go into effect.
ATXI Transmission Project
ATXI's Illinois Rivers project is a MISO-approved project that involves building a 345-kilovolt line from western Indiana across the state of Illinois to eastern Missouri. In 2012, ATXI made a filing with the ICC requesting a certificate of public convenience and necessity and project approval. A decision is expected by the ICC in 2013. A certificate of public convenience and necessity is required before ATXI can proceed with right-of-way acquisition.
Federal
Electric Transmission Investment
In May 2011, FERC approved transmission rate incentives for the Illinois Rivers project, which is being developed by ATXI. In December 2011, MISO approved the Illinois Rivers project as well as the Spoon River and Mark Twain projects. The total investment in these three MISO-approved projects is expected to be more than $1.3 billion between 2013 to 2019. These projects are primarily located in Illinois and Missouri.
In February 2012, FERC approved ATXI's request for a forward-looking rate calculation with an annual revenue requirement reconciliation, as well as ATXI's request for implementation of the incentives FERC approved in its May 2011 order for the Illinois Rivers project. In November 2012, FERC approved transmission rate incentives for the Spoon River project and the Mark Twain project. FERC also approved a forward-looking rate calculation with an annual revenue requirement reconciliation for Ameren Illinois' electric transmission business.
2011 Wholesale Distribution Rate Case
In January 2011, Ameren Illinois filed a request with FERC to increase its annual revenues for electric delivery service for its wholesale customers by $11 million. These wholesale distribution revenues are treated as a deduction from Ameren Illinois' revenue requirement in retail rate filings with the ICC. In March 2011, FERC issued an order authorizing the proposed rates to take effect, subject to refund when the final rates are determined. Ameren Illinois has reached an agreement with four of its nine wholesale customers. The impasse with the remaining five wholesale customers has resulted in FERC litigation. In November 2012, a FERC administrative law judge issued an initial decision, which is now pending before FERC. A FERC decision is expected in 2013. Ameren has recorded $8 million in “Current regulatory liabilities” on its consolidated balance sheet as of December 31, 2012, for its estimate of the refund due to wholesale customers relating to billings from March 2011 through December 2012 based on the administrative law judge's initial decision.
Ameren Illinois Electric Transmission Rate Refund
On July 19, 2012, FERC issued an order approving Ameren Illinois' accounting for the Ameren Illinois Merger. As part of this order, FERC concluded that Ameren Illinois improperly included acquisition premiums, particularly goodwill, in determining its common equity used in its electric transmission formula rate, thereby inappropriately recovering a higher return on rate base from its electric transmission customers. The order required Ameren Illinois to make refunds to customers for such improperly included amounts. In August 2012, Ameren Illinois filed a request for rehearing of this order. It is unknown when FERC will rule on Ameren's rehearing request, as it is under no deadline to do so. After reviewing the FERC order and its calculation of the impact on electric transmission formula rates, Ameren Illinois concluded that no refund was warranted. Several wholesale customers filed a protest with FERC regarding Ameren's conclusion that no refund is warranted. If Ameren Illinois were to determine that a refund to its electric transmission customers is probable, a charge to earnings would be recorded for the refund in the period in which that determination was made and the amount could be estimated.
FERC Order - MISO Charges
Ameren Missouri and Ameren Illinois, as well as other MISO participants, have filed complaints with FERC with respect to the FERC’s March 2007 order involving the reallocation of certain MISO operational costs among MISO participants retroactive to 2005. Subsequently, FERC has issued a series of orders related to the applicability and the implementation of the order, which in some cases have conflicted with previous orders.
In May 2009, FERC changed the effective date for refunds such that certain operational costs would be allocated among MISO market participants beginning November 2008, instead of August 2007. In June 2009, Ameren Missouri and Ameren Illinois filed a request for rehearing. The rehearing request is pending.
In June 2009, FERC issued an order dismissing rehearing requests of a November 2008 order and waiving refunds of amounts billed that were included in the MISO charge, under the assumption that there was a rate mismatch for the period April 2006 through November 2007. Ameren Missouri and Ameren Illinois filed a request for rehearing in July 2009. This rehearing request is pending.
Ameren Missouri and Ameren Illinois do not believe that the ultimate resolution of these proceedings will have a material effect on their results of operations, financial position, or liquidity.
Ameren Missouri Power Purchase Agreement with Entergy
Beginning in 2005, FERC issued a series of orders addressing a complaint filed in 2001 by the Louisiana Public Service Commission (LPSC) against Entergy Arkansas, Inc. (Entergy) and certain of its affiliates. The complaint alleged unjust and unreasonable cost allocations. As a result of the FERC orders, Entergy began billing Ameren Missouri in 2007 for additional charges under a 165-megawatt power purchase agreement, and Ameren Missouri paid those charges. Additional charges continued during the remainder of the term of the power purchase agreement, which expired August 31, 2009. In May 2012, FERC issued an order upholding its January 2010 ruling that Entergy should not have included additional charges to Ameren Missouri under the power purchase agreement. Pursuant to the order, in June 2012, Entergy paid Ameren Missouri $31 million, with $24 million recorded as a reduction to “Purchased power” expense and $5 million for interest recorded as “Miscellaneous income” in the consolidated statement of income (loss), and the remaining $2 million recorded as an offset to the FAC under-recovered regulatory asset for the amount refundable to customers. The amount of the Entergy refund recorded to the FAC regulatory asset related to the period when the FAC was effective and, therefore, such costs were previously included in customer rates. As noted above, the MoPSC, in its December 2012 electric rate order, confirmed Ameren Missouri could retain the portion of the refund received from Entergy that related to the period prior to the implementation of the FAC. In July 2012, Entergy filed an appeal of FERC's January 2010 and May 2012 orders to the United States Court of Appeals for the District of Columbia. In December 2012, the Court of Appeals dismissed Entergy's appeal as premature because an Entergy motion seeking clarification or rehearing of the May 2012 order remains pending before FERC. It is unknown when FERC may act on the pending Entergy motion.
The LPSC appealed FERC’s orders regarding LPSC’s complaint against Entergy Services, Inc. to the United States Court of Appeals for the District of Columbia. In April 2008, that court ordered further FERC proceedings regarding LPSC’s complaint. The court ordered FERC to explain its previous denial of retroactive refunds and the implementation of prospective charges. FERC’s decision on remand of the retroactive impact of these issues could have a financial impact on Ameren Missouri. Ameren Missouri is unable to predict how FERC will respond to the court’s decisions. Ameren Missouri estimates that it could incur an additional expense of up to $25 million if FERC orders retroactive application for the years 2001 to 2005. Ameren Missouri believes that the likelihood of incurring any expense is not probable, and therefore no liability has been recorded as of December 31, 2012.
Combined Construction and Operating License
In 2008, Ameren Missouri filed an application with the NRC for a COL for a new nuclear unit at Ameren Missouri's existing Callaway County, Missouri, energy center site. In 2009, Ameren Missouri suspended its efforts to build a new nuclear unit at its existing Missouri nuclear energy center site, and the NRC suspended review of the COL application.
In March 2012, the DOE announced the availability of investment funds for the design, engineering, manufacturing, and sale of American-made small modular nuclear reactors. In April 2012, Ameren Missouri entered into an agreement with Westinghouse to exclusively support Westinghouse's application for the DOE's small modular nuclear reactor investment funds. The DOE investment funding is intended to support engineering and design certifications and a COL for up to two small modular reactor designs over five years. In November 2012, the DOE awarded investment funds for only one small modular reactor design, which was not the Westinghouse design, but also stated that additional investment funds would be awarded during 2013. Westinghouse continues to pursue investment funds from the DOE.
If Westinghouse is awarded DOE's small modular reactor investment funds, Ameren Missouri will seek a COL from the NRC for a Westinghouse small modular reactor or multiple reactors at its Callaway energy center site. A COL is issued by the NRC to permit construction and operation of a nuclear energy center at a specific site in accordance with established laws and regulations. Obtaining a COL from the NRC does not obligate Ameren Missouri to build a small modular reactor at the Callaway site; however, it does preserve the option to move forward in a timely fashion should conditions be right to build a small modular reactor in the future. A COL is valid for at least 40 years.
Ameren Missouri estimates the total cost to obtain the small modular reactor COL will be in the range of $80 million to $100 million. Ameren Missouri expects its incremental investment to obtain the small modular reactor COL to be minimal due to several factors, including the company's capitalized investments in new nuclear energy center development of $69 million as of December 31, 2012, the DOE investment funds that would help support the COL application, and Ameren Missouri's agreement with Westinghouse. If the DOE does not approve Westinghouse's application for the small modular reactor investment funds, Ameren Missouri is not obligated to pursue a COL for the Westinghouse small modular reactor design and may terminate its agreement with Westinghouse.
All of Ameren Missouri's costs incurred to license additional nuclear generation at the Callaway site will remain capitalized while management pursues options to maximize the value of its investment. If efforts are permanently abandoned or management concludes it is probable the costs incurred will be disallowed in rates, a charge to earnings would be recognized in the period in which that determination was made.
Pumped-storage Hydroelectric Energy Center Relicensing
In June 2008, Ameren Missouri filed a relicensing application with FERC to operate its Taum Sauk pumped-storage hydroelectric energy center for another 40 years. The existing FERC license expired on June 30, 2010. On July 2, 2010, Ameren Missouri received a license extension that allows Taum Sauk to continue operations until FERC issues a new license. FERC is reviewing the relicensing application. A FERC order is expected in 2013 or 2014. Ameren Missouri cannot predict the ultimate outcome of FERC's review of the application.
Regulatory Assets and Liabilities
In accordance with authoritative accounting guidance regarding accounting for the effects of certain types of regulation, Ameren Missouri and Ameren Illinois defer certain costs pursuant to actions of regulators or based on the expected ability to recover such costs in rates charged to customers. Ameren Missouri and Ameren Illinois also defer certain amounts because of actions of regulators or because of the expectation that such amounts will be returned to customers in future rates. The following table presents Ameren’s regulatory assets and regulatory liabilities at December 31, 2012, and 2011:

	2012	2011
Current regulatory assets:
Under-recovered FAC(a)(b)	$145	$83
Under-recovered Illinois electric power costs(a)(c)	—	4
Under-recovered PGA(a)(c)	12	8
MTM derivative losses(d)	90	120
Total current regulatory assets	$247	$215
Noncurrent regulatory assets:
Pension and postretirement benefit costs(e)	$772	$878
Income taxes(f)	235	239
Asset retirement obligations(g)	5	6
Callaway costs(a)(h)	44	48
Unamortized loss on reacquired debt(a)(i)	181	47
Recoverable costs - contaminated facilities(j)	248	102
MTM derivative losses(d)	135	100
SO2 emission allowances sale tracker(k)	2	6
Storm costs(l)	9	16
Demand-side costs(a)(m)	73	70
Reserve for workers’ compensation liabilities(n)	12	13
Credit facilities fees(o)	6	10
Employee separation costs(p)	2	6
Common stock issuance costs(q)	7	10
Construction accounting for pollution control equipment(a)(r)	23	25
Other(s)	32	27
Total noncurrent regulatory assets	$1,786	$1,603
Current regulatory liabilities:
Over-recovered FAC(t)	$—	$12
Over-recovered Illinois electric power costs(c)	58	64
Over-recovered PGA(c)	15	9
MTM derivative gains(u)	19	46
Wholesale distribution refund(v)	8	2
Total current regulatory liabilities	$100	$133
Noncurrent regulatory liabilities:
Income taxes(w)	$46	$48
Removal costs(x)	1,347	1,269
Asset retirement obligation(g)	80	29
MTM derivative gains(u)	2	82
Bad debt rider(y)	12	10
Pension and postretirement benefit costs tracker(z)	23	38
Energy efficiency rider(aa)	20	24
IEIMA revenue requirement reconciliation(ab)	55	—
Other(ac)	4	2
Total noncurrent regulatory liabilities	$1,589	$1,502

(a)	These assets earn a return.

(b)
Under-recovered fuel costs for periods from June 2010 through December 2012. Specific accumulation periods aggregate the under-recovered costs over four months, any related adjustments that occur over the following four months, and the recovery from customers that occurs over the next eight months.

(c)	Costs under- or over-recovered from utility customers. Amounts will be recovered from, or refunded to, customers within one year of the deferral.

(d)
Deferral of commodity-related derivative MTM losses. The December 31, 2011 balance included the MTM losses on financial contracts entered into by Ameren Illinois with Marketing Company, which expired in December 2012.

(e)
These costs are being amortized in proportion to the recognition of prior service costs (credits), transition obligations (assets), and actuarial losses (gains) attributable to Ameren’s pension plan and postretirement benefit plans. See Note 11 - Retirement Benefits for additional information.

(f)	Offset to certain deferred tax liabilities for expected recovery of future income taxes when paid. See Note 13 - Income Taxes for amortization period.

(g)
Recoverable or refundable removal costs for AROs at our rate-regulated operations, including net realized and unrealized gains and losses related to the nuclear decommissioning trust fund investments. See Note 1 - Summary of Significant Accounting Policies - Asset Retirement Obligations.

(h)
Ameren Missouri’s Callaway energy center operations and maintenance expenses, property taxes, and carrying costs incurred between the plant in-service date and the date the plant was reflected in rates. These costs are being amortized over the remaining life of the energy center's current operating license which expires in 2024.

(i)	Losses related to reacquired debt. These amounts are being amortized over the lives of the related new debt issuances or the remaining lives of the old debt issuances if no new debt was issued.

(j)
The recoverable portion of accrued environmental site liabilities, primarily collected from electric and natural gas customers through ICC-approved cost recovery riders. The period of recovery will depend on the timing of actual expenditures. See Note 15 - Commitments and Contingencies for additional information.

(k)
A regulatory tracking mechanism for gains on sales of SO2 emission allowances, net of SO2 premiums incurred under the terms of coal procurement contracts, plus any SO2 discounts received under such contracts, as approved in a MoPSC order. The MoPSC’s May 2010 electric rate order discontinued any future deferrals under this tracking mechanism. The MoPSC’s December 2012 rate order approved the amortization of these costs through December 2014.

(l)
Actual storm costs in a test year that exceed the MoPSC staff’s normalized storm costs for rate purposes. As approved by the December 2012 MoPSC electric rate order, the 2006, 2007, and 2008 storm costs are being amortized through December 2014. As approved by the May 2010 MoPSC electric rate order, the 2009 storm costs are being amortized through June 2015.

(m)
Demand-side costs, including the costs of developing, implementing and evaluating customer energy efficiency and demand response programs. Costs incurred from May 2008 through September 2008 are being amortized over a 10-year period that began in March 2009. Costs incurred from October 2008 through December 2009 are being amortized over a six-year period that began in July 2010. Costs incurred from January 2010 through February 2011 are being amortized over a six-year period that began in August 2011. Costs incurred from March 2011 through July 2012 are being amortized over a six-year period that began in January 2013. The amortization period for the costs incurred after July 2012 will be determined in a future Ameren Missouri electric rate case.

(n)	Reserve for workers’ compensation claims. The period of recovery will depend on the timing of actual expenditures.

(o)
Ameren Missouri’s costs incurred to enter into and maintain the 2012 Ameren Missouri Credit Agreement. These costs are being amortized over five years, beginning in November 2012. These costs are being amortized to construction work in progress, which will be subsequently depreciated when assets are placed into service.

(p)
Costs incurred for voluntary and involuntary separation programs. The 2009 Ameren Missouri-related costs are being amortized over two years, beginning in January 2013, as approved by the December 2012 MoPSC electric rate order. The 2009 Ameren Illinois-related costs are being amortized over three years, beginning in May 2010, as approved by the April 2010 ICC electric and natural gas rate order.

(q)
The MoPSC’s May 2010 electric rate order allowed Ameren Missouri to recover its portion of Ameren’s September 2009 common stock issuance costs. These costs are being amortized over five years, beginning in July 2010.

(r)
The MoPSC’s May 2010 electric rate order allowed Ameren Missouri to record an allowance for funds used during construction for pollution control equipment at its Sioux energy center until the cost of that equipment was placed in customer rates. The amortization of these costs will be over the expected life of the Sioux energy center.

(s)
The Ameren Illinois total includes Ameren Illinois Merger integration and optimization costs, which are amortized over four years, beginning in January 2012. The Ameren Illinois total includes costs related to delivery service rate cases. The 2012 natural gas rate case costs are being amortized over a two-year period that began in January 2012. The electric rate case costs for the IEIMA initial rate filing are being amortized over a three-year period that began in January 2012. The Ameren Illinois total also includes a portion of the unamortized debt fair value adjustment recorded upon Ameren's acquisition of IP. This portion is being amortized over the remaining life of the related debt, beginning with the expiration of the electric rate freeze in Illinois on January 1, 2007. At Ameren Missouri, the balance primarily includes cost associated with the retirement of renewable energy credits and solar rebates to fulfill its renewable energy portfolio requirement. Costs incurred from January 2010 through July 2012 are being amortized over three years, beginning January 2013. The amortization period for the costs incurred after July 2012 will be determined in a future Ameren Missouri electric rate case.

(t)
Over-recovered fuel costs from March 2009 through September 2009 as ordered by the MoPSC in April 2011. Customer refunds concluded in 2012. Specific accumulation periods aggregate the over-recovered costs over four months, any related adjustments occur over the following four months, and then recovery from customers occurs over the next eight months.

(u)	Deferral of commodity-related derivative MTM gains.

(v)	Estimated refund to wholesale electric customers. See 2011 Wholesale Distribution Rate Case above.

(w)	Unamortized portion of investment tax credit and federal excess deferred taxes. See Note 13 - Income Taxes for amortization period.

(x)	Estimated funds collected for the eventual dismantling and removal of plant from service, net of salvage value, upon retirement related to our rate-regulated operations.

(y)
A regulatory tracking mechanism for the difference between the level of bad debt expense incurred by Ameren Illinois under GAAP and the level of such costs included in electric and natural gas rates. The over-recovery relating to 2010 was refunded to customers from June 2011 through May 2012. The over-recovery relating to 2011 is being refunded to customers from June 2012 through May 2013. The over-recovery relating to 2012 will be refunded to customers from June 2013 through May 2014.

(z)
A regulatory tracking mechanism for the difference between the level of pension and postretirement benefit costs incurred by Ameren Missouri under GAAP and the level of such costs built into rates. For periods prior to August 2012, the MoPSC's December 2012 electric rate order directed the amortization to occur over five years, beginning in January 2013. For periods after August 2012, the amortization period will be determined in a future Ameren Missouri electric rate case.

(aa)
A regulatory tracking mechanism that allows Ameren Illinois to recover its electric and natural gas costs associated with developing, implementing, and evaluating customer energy efficiency and demand response programs. This over-recovery will be refunded to customers over the following 12 months after the plan year.

(ab)
The difference between Ameren Illinois' 2012 revenue requirement calculated under the IEIMA's performance-based formula ratemaking framework, and the revenue requirement included in customer rates for 2012. Subject to ICC approval, this liability will be refunded to customers in 2014.

(ac)
Balance primarily includes an Ameren Missouri liability relating to its 2010 property tax refund. The MoPSC's December 2012 electric rate order directed a refund to customers over a two-year period, beginning in January 2013.

Ameren Missouri and Ameren Illinois continually assess the recoverability of their regulatory assets. Under current accounting standards, regulatory assets are charged to earnings when it is no longer probable that such amounts will be recovered through future revenues. To the extent that payments of regulatory liabilities are no longer probable, the amounts are credited to earnings.